Smith Barney

                                     -------

                              MUNICIPAL FUND, INC.

                                                              Semi-Annual Report
                                                              June 30, 1998

Smith Barney
Municipal
Fund Inc.

                                      [PHOTO OMITTED]            [PHOTO OMITTED]
                                      HEATH B. MCLENDON          PETER M. COFFEY

                                      Chairman                   Vice President

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Smith Barney Municipal Fund, Inc. ("Fund") for the period ended June 30, 1998. During the past six months, the Fund distributed income dividends totaling $0.41 per share. The table below shows the annualized distribution rates and six-month total returns based on the Fund's June 30, 1998 net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing share price.

          Price           Annualized              Six-Month
        Per Share       Distribution Rate*      Total Return
        ---------       ------------------      ------------
       $15.79 (NAV)           5.02%                 2.51%
       $15.063 (AMEX)         5.26%                 4.13%

In comparison, closed-end municipal bond funds posted an average total return of 2.67% based on NAV for the same period, according to Lipper Analytical Services, Inc. (Lipper is a major fund tracking organization.)

Investment Strategy

The Fund's investment objective is to provide as high a level of current income exempt from federal income taxes as is consistent with prudent investment management. We continue to follow an investment strategy that emphasizes high-quality, high coupon issues. In addition, we ladder the maturity and call structure of the Fund's portfolio in an attempt to provide a consistent stream of income.

As a fund investing primarily in intermediate-term municipal bonds, the Fund must invest at least 80% of its total assets in municipal bonds that have remaining maturities of less than 15 years. During the reporting period, we maintained the Fund's average weighted maturity at roughly 11.96 years. In addition, in accordance with the Fund's investment policies, we maintained a high credit quality orientation. As of June 30, 1998, approximately 90% of the Fund's holdings were rated investment grade with about 39.1% of the Fund's investments rated triple-A. (Investment-grade bonds are those rated in one of

----------
* This distribution assumes that the current monthly income dividend rate of $0.066 per share will be paid for twelve months.


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Smith Barney Municipal Fund, Inc.                                              1
the four highest ratings categories by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.)
A major portion of the Fund's assets was allocated among the following types of municipal bond issues at June 30, 1998: hospital bonds (17.2%), education bonds (12.2%), industrial development bonds (11.4%), and multi-family housing bonds (8.8%).

Municipal Bond Market Update

During the six months covered by this report, the domestic bond market's performance was influenced primarily by a healthy economy with low inflation and the uncertainties that continue to cloud many of the world's major stock markets. Despite robust consumer demand and labor shortages in many areas, consumer prices remained fairly stable while wholesale prices for many key commodities, particularly oil, actually fell.

Just fifteen months ago, Federal Reserve Board Chairman Alan Greenspan warned against what he viewed as "irrational exuberance" in financial markets. Since that time, the economy has continued to expand, the stock market has soared to even greater heights and the unemployment rate touched historic lows. Yet, inflation has remained subdued. In a widely expected action, Federal Reserve ("Fed") policy-makers emerged from their July 1, 1998 meeting with no decision and let stand the 5.5% federal-funds rate, which has remained unchanged since March 1997. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.) While the Fed's motivation for its decision is not yet known, persistent weakness in Asian economies has undoubtedly made the Fed more cautious in its monetary policy.

Since the Asia crisis first began last summer, many investors began to shift their attention towards "safe haven" investments such as U.S. Treasury securities. This renewed demand helped push the yield on the bellwether 30-year U.S. Treasury bond, which moves in the opposite direction of its price, to a record low of 5.58% on June 15, 1998.

Foreign investors, who do not benefit from the tax advantages of municipal bonds, have been substantial buyers of U.S. Treasury notes and bonds. So far, municipal bonds have not fully participated in this market rally and, consequently, the yield spread between U.S. Treasury securities and municipal bonds has narrowed.

For example, the yield on 30-year U.S. Treasury bonds fell from 5.93% to 5.63% during the reporting period. Municipal bond yields have also declined, but not as sharply. According to the Bond Buyer 25-Bond Revenue Index, municipal bond yields have only fallen from 5.41% at the beginning of January to 5.36% on June 25, 1998.


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2                                        1998 Semi-Annual Report to Shareholders

One result of these historically low interest rates has been a record volume of municipal bond issuance. In the first half of 1998 alone, more than $146 billion of bonds were sold, representing an increase of roughly 50% from the same period last year. Many municipalities took advantage of the low interest rates by refinancing older, higher-coupon bonds. Moreover, the strength of the economy has filled state coffers and increased their debt capacity while the economic expansion has accelerated demand for more infrastructure improvements, many of which have been on hold in an era of fiscal conservatism.

While municipal bonds have tended to lag the taxable bond market, we believe this has created investment opportunities in the tax-exempt bond market. The massive issuance volume that we have witnessed recently has helped keep municipal bond yields from falling as much as their taxable counterparts. As noted above, this yield differential has narrowed in recent weeks and as of June 30, 1998, long-term municipal bonds yielded as much as roughly 95% of 30-year U.S. Treasury bonds. While this narrowing of yield differential between municipals and U.S. Treasury bonds is less pronounced in the intermediate maturity ranges, many municipal issues currently offer an after tax yield advantage over many other taxable fixed-income investments, especially for investors in the 28% and higher tax brackets.

Municipal Bond Market Outlook

We remain optimistic on the prospects for the municipal bond market in the coming months. We believe our positive outlook is supported by the following factors:

o The full impact of the Asian crisis on the U.S. economy has yet to be realized. As Asian companies attempt to recover, domestic companies will face fierce competition and that will tend to hold prices down and help to contain any emerging inflationary pressures. Moreover, there exists a significant possibility that the Asian economic and financial recovery will take longer than many investment professionals currently anticipate, therefore extending the disinflationary influence on the U.S. economy.

o     The rate of inflation remains historically low.

o The reduction of the federal budget, which should also reduce the need for federal borrowing.

In addition, municipal bonds may be a safe haven in a potentially volatile stock market.


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Smith Barney Municipal Fund, Inc.                                              3

Thank you for investing in the Smith Barney Municipal Fund, Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                            /s/ Peter M. Coffey

Heath B. McLendon                                Peter M. Coffey
Chairman                                         Vice President

July 9, 1998

Shareholder Notice

On a more somber note, we report with much sadness the passing of Emeritus Director C. Richard Youngdahl on August 6, 1998. Dick made many valuable contributions to the Board and the Fund during his tenure and he will be missed.


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4                                        1998 Semi-Annual Report to Shareholders

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Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. The Fund's complete Plan begins on page 22. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the American Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group at (800) 331-1710.

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Smith Barney Municipal Fund, Inc.                                              5

--------------------------------------------------------------------------------
Schedule of Investments (Unaudited)                                June 30, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT    RATING                      SECURITY                                   VALUE
===============================================================================================
Education -- 12.2%
$1,000,000    Aa2*   Arizona Education Loan Corp., 6.625% due 9/1/05(a)              $1,071,250
 1,000,000    AAA    Bastrop, TX  Independent School District,
                       Capital Appreciation, PSFG, zero coupon due 2/15/22              290,000
   565,000    AAA    Du Page County, IL School District No. 041, Glen Ellyn,
                       Capital Appreciation, FGIC-Insured, zero coupon due 2/1/17       214,700
 1,000,000    AAA    Keller, TX Independent School District, PSFG,
                       zero coupon due 8/15/16                                          393,750
                     Lago Vista, TX Independent School District,
                       Capital Appreciation, PSFG:
 1,075,000    Aaa*       Zero coupon due 8/15/15                                        447,469
 1,075,000    Aaa*       Zero coupon due 8/15/21                                        319,812
 1,000,000    Aaa*   Lake & McHenry Counties, IL Community School District No. 118,
                       Capital Appreciation, FGIC-Insured, zero coupon due 2/1/11       540,000
 1,000,000    AAA    Metropolitan Government Nashville & Davidson County, TN
                       McHarry Medical College, AMBAC-Insured,
                       6.000% due 12/1/19                                             1,122,500
   500,000    AAA    Redford, Michigan School District, Refunding Bonds,
                       AMBAC-Insured, 5.000% due 5/1/22                                 496,250
 1,145,000    AAA    Stephenville, TX Independent School District, Capital
                       Appreciation, PSFG, zero coupon due 2/15/08                      737,094
                     Utah State School District Finance Co-op Revenue Financing
                       Pool LOC Swiss Bank, (Special Mandatory Redemption
                       8/15/98 @ 100):
   530,000    AA+        8.375% due 2/15/10                                             532,311
   470,000    AA+        8.375% mandatory tender 2/15/07                                471,918
   500,000    AA+        8.375% mandatory tender 2/15/09                                502,050
                     Vermont State Colleges Revenue, Capital Appreciation:
   500,000    A        Zero coupon due 7/1/12                                           240,625
   515,000    A        Zero coupon due 7/1/13                                           233,681
-----------------------------------------------------------------------------------------------
                                                                                      7,613,410
-----------------------------------------------------------------------------------------------
Escrowed to Maturity(b) -- 13.4%
 1,180,000    AAA    Boston, MA Water & Sewer Community Revenue, Series A,
                       10.875% due 1/1/09, Sinking Fund Average Life 5/3/05(c)        1,612,175
   705,000    AAA    Illinois Health Facility Authority Revenue,
                       (Methodist Medical Center Project), 9.000% due 10/1/10,
                       Sinking Fund Average Life 4/1/03                                 861,862
   920,000    AAA    Jackson, TN Water and Sewer Revenue, 7.200% due 7/1/12,
                       Sinking Fund Average Life 1/25/06                              1,066,050
   475,000    AAA    Lake County, OH Hospital Improvement Revenue,
                       Lake County Memorial Hospital, 8.625% due 11/1/09,
                       Sinking Fund Average Life 10/31/04                               588,406
 1,310,000    NR     Los Angeles, CA Hollywood Presbyterian Medical Center,
                       9.625% due 7/1/13, Sinking Fund Average Life 2/28/08(c)        1,750,488
   210,000    AAA    Louisiana Public Facilities, Southern Baptist Hospital,
                       8.000% due 5/15/12, Sinking Fund Average Life 6/18/06            255,675
   245,000    Aaa*   Nacogdoches County, TX Hospital District Revenue,
                       9.000% due 5/15/04, Sinking Fund Average Life 5/30/01            283,281

                       See Notes to Financial Statements.


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6                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (Unaudited)(continued)                     June 30, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT   RATING                     SECURITY                                     VALUE
===============================================================================================
Escrowed to Maturity(b) -- 13.4% (continued)
 $ 440,000    AAA    New Jersey State Turnpike Authority Revenue Refunding Bond,
                       10.375% due 1/1/03, Sinking Fund Average Life 1/6/00(c)        $ 509,300
   740,000    AAA    Ohio State Water Development Authority Revenue,
                       Safe Water Series 2, 9.375% due 12/1/10,
                       Sinking Fund Average Life 11/26/03                               934,250
   400,000    AAA    Ringwood Borough, NJ Sewer Authority Special
                       Obligation Refunding, 9.875% due 7/1/13,
                       Sinking Fund Average Life 2/6/05                                 531,000
-----------------------------------------------------------------------------------------------
                                                                                      8,392,487
-----------------------------------------------------------------------------------------------
Finance -- 0.9%
   545,000    A+     Tampa, FL Capital Improvement Program Revenue, Series B,
                       Den Danske Bank Royal, Trust Canada and Yasuda Trust,
                       8.000% due 10/1/02                                               549,017
-----------------------------------------------------------------------------------------------
General Obligation -- 3.0%
   500,000    AAA    Anchorage, AK  GO, FGIC-Insured, 6.000% due 10/1/14                562,500
 1,000,000    AAA    Chicago, IL Lakefront Millennium Parking Facilities,
                       MBIA-Insured, 5.000% due 1/1/13                                1,001,250
   290,000    Baa1*  New Haven, CT GO, Unrefunded Balance,
                       Series B, 9.000% due 12/1/01                                     319,363
-----------------------------------------------------------------------------------------------
                                                                                      1,883,113
-----------------------------------------------------------------------------------------------
Hospital -- 17.2%
   500,000    A2*    Abingdon, VA Industrial Development Authority
                       Hospital Facilities Revenue Refunding,
                       Johnston Memorial Hospital, 5.000% due 7/1/10                    503,750
   615,000    BBB    Allentown, PA Area Hospital Authority Revenue Refunding,
                       Sacred Heart Hospital, Series A, 6.200% due 11/15/03             658,050
   650,000    AAA    Calcasieu Parish, LA Memorial Hospital Service District Revenue
                       Refunding, Lake Charles Memorial Hospital,
                       Series A, CONNIE LEE-Insured, 7.500% due 12/1/05                 768,625
 1,500,000    A+     California Statewide Community Development
                       Authority Revenue, COP Refunding Hospital, Triad Healthcare,
                       6.250% due 8/1/06                                              1,670,625
 1,300,000    A-     Illinois Health Facilities Authority Revenue Friendship,
                       VLG Hospital, 6.650% due 12/1/06                               1,391,000
 1,200,000    BBB+   Klamath Falls, OR Intercommunity, Merle Hospital,
                       8.000% due 9/1/08                                              1,477,500
 1,000,000    Ba3*   Langhorne Manor Borough, PA Higher Education
                       and Health Authority Bucks County, Lower Bucks Hospital,
                       6.750% due 7/1/02                                              1,035,000
 2,000,000    AAA    Orange County, FL Health Facilities Authority Revenue,
                       Adventist Health System/Sunbelt, FSA-Insured, FLAIRS,
                       6.810% due 11/15/07(d)                                         2,165,000
 1,000,000    AAA    Pennsylvania State Higher Educational Facilities Authority,
                       Health Services Revenue, MBIA-Insured,
                       5.600% due 11/15/09                                            1,083,750
-----------------------------------------------------------------------------------------------
                                                                                     10,753,300
-----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


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Smith Barney Municipal Fund, Inc.                                              7

--------------------------------------------------------------------------------
Schedule of Investments (Unaudited)(continued)                     June 30, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT   RATING                     SECURITY                                     VALUE
===============================================================================================
Housing: Multi-Family -- 8.8%
$1,100,000    Baa2*  Dallas, TX Housing Corp. Capital Program Revenue Refunding,
                       Section 8 Assisted, 7.700% due 8/1/05,
                       Sinking Fund Average Life 9/2/03                              $1,152,250
 1,470,000    NR     Lynchburg, VA Redevelopment & Housing Authority, Multi-Family
                       Housing Revenue Refunding, Princeton Circle Association,
                       6.250% due 12/1/10, Sinking Fund Average Life 9/24/07          1,523,287
                     Maricopa County, AZ Industrial Development Authority,
                       Multi-Family Housing Revenue:
 1,000,000    AAA        National Health Facilities II Project A, FSA-Insured,
                           5.500% due 1/1/18                                          1,050,000
   300,000    AA         Pines At Camelback Apartments Project A,
                           5.300% due 5/1/13                                            301,125
   500,000    BBB+++ Montgomery County, PA Redevelopment Authority,
                       Multi-Family Housing Revenue, Series A, 6.375% due 7/1/12,
                       Sinking Fund Average Life 1/29/09                                520,625
   865,000    AAA    Nevada Housing Division, Multi-Unit Housing Saratoga Palms,
                       6.250% due 10/1/16, Sinking Fund Average Life 8/8/12(a)          923,387
-----------------------------------------------------------------------------------------------
                                                                                      5,470,674
-----------------------------------------------------------------------------------------------
Housing: Single-Family -- 5.5%
   215,000    A1*    Ford County, KS Single-Family Mortgage Revenue
                       Refunding, Series A, FHA-Insured, 7.900% due 8/1/10              232,200
   405,000    AA+    Juneau City and Borough, AK Home Mortgage Revenue Refunding,
                       Mortgage Backed Securities Program, FNMA-Collateralized,
                       FHA-Insured, 8.000% due 2/1/09                                   435,375
   500,000    A-++   Lees Summit, MO IDA Health Facilities, Refunding and
                       Improvement Revenue, (John Knox Village Project),
                       7.125% due 8/15/12, Sinking Fund Average Life 8/15/05            533,750
   145,000    Aa2*   Montgomery County, MD Housing Opportunities Commission
                       Mortgage Revenue, Series A, 7.200% due 7/1/04                    152,431
 1,000,000    AAA    Pima County, AZ Individual Development Authority,
                       Single-Family Mortgage Revenue, Series A, GNMA/FNMA-
                       Collateralized, step bond to yield 6.250% due 11/1/29(a)       1,061,250
   960,000    AAA    Utah State Housing Finance Agency, Single-Family Mortgage
                       Revenue, Series C-2, 6.000% due 7/1/17(a)                      1,009,200
-----------------------------------------------------------------------------------------------
                                                                                      3,424,206
-----------------------------------------------------------------------------------------------
Industrial Development -- 11.4%
   500,000    A2*    Alaska Industrial Development & Export Authority Revenue,
                       6.100% due 4/1/06(a)                                             545,000
   535,000    BB     Bourbonnais, IL Industrial Development Revenue Refunding,
                       (K-Mart Corp. Project), 6.600% due 10/1/06                       567,100
 1,500,000    AA     Des Moines, IA Industrial Development Refunding Revenue,
                       (The Printer Project 1992), LOC Norwest Bank,
                       6.375% due 9/1/09                                              1,563,750

                       See Notes to Financial Statements.


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8                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (Unaudited)(continued)                     June 30, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT   RATING                     SECURITY                                     VALUE
===============================================================================================
Industrial Development -- 11.4% (continued)
$1,500,000    Baa1*  Dickinson County, MI Economic Development Corp.,
                       Solid Waste Disposal Refunding Revenue,
                       Champion International, 6.550% due 3/1/07                     $1,590,000
 1,000,000    AA-    LaCrosse, WI Resource Recovery Revenue,
                       (Northern States Power Co. Project), 6.000% due 11/1/21(a)     1,120,000
   600,000    NR     Sussex County, DE Economic Development Refunding
                       Revenue Bonds, (Rehoboth Mall Project), Series 1992,
                       7.250% due 10/15/12                                              642,000
 1,000,000    BBB+   Toole County, UT Hazardous Waste Disposal Revenue,
                       Laidlaw Incineration, Series A, 6.750% due 8/1/10(a)           1,098,750
-----------------------------------------------------------------------------------------------
                                                                                      7,126,600
-----------------------------------------------------------------------------------------------
Miscellaneous -- 9.8%
 1,885,000    AA     Bernalillo County, NM Gross Receipts Tax Revenue Refunding,
                       5.200% due 4/1/21                                              1,929,769
 1,000,000    BBB-   Clarksville, TN Natural Gas Acquisition Corp. Gas Revenue,
                       Series A, 7.500% due 11/1/04                                   1,053,750
 1,000,000    A      Illinois Development Finance Authority Revenue,
                       City of East St. Louis, 6.875% due 11/15/05,
                       Sinking Fund Average Life 11/15/00                             1,110,000
   645,000    Baa1*  Indianapolis, IN Economic Development Refunding and
                       Improvement Revenue, National Benevolent Association,
                       (Robin Run Village Project), 6.900% due 10/1/04                  703,856
 2,755,000    AAA    Jefferson, LA Sales Tax District, Special Sales Tax
                       Revenue Refunding, Capital Appreciation, FSA-Insured,
                       zero coupon due 12/1/12                                        1,356,837
-----------------------------------------------------------------------------------------------
                                                                                      6,154,212
-----------------------------------------------------------------------------------------------
Pollution Control -- 4.3%
 1,000,000    Aa3*   Brazos River, TX Navigation Harbor District, Brazonia County,
                       PCR, (BASF Corp. Project),  6.750% due 2/1/10                  1,198,750
   665,000    A      Broward County, FL Resource Recovery PCR,
                       North Project, 7.950% due 12/1/08                                715,706
   750,000    A-     Port Umpqua, OR Pollution Control, (International Paper Co.
                       Projects), Industrial Revenue, Series B, 5.200% due 6/1/11       763,125
-----------------------------------------------------------------------------------------------
                                                                                      2,677,581
-----------------------------------------------------------------------------------------------
Pre-Refunded(e) -- 1.7%
   540,000    Aaa*   Philadelphia, PA Hospital Revenue (United Hospitals
                       Inc. Project), 10.875% due 7/1/08, (Call 7/1/05 @ 100),
                       Sinking Fund Average Life 6/1/02(c)                              693,225
   300,000    NR     San Leandro, CA Redevelopment Agency Residential Mortgage
                       Revenue, 11.250% due 4/1/13, (Call 10/1/04 @ 100),
                       Sinking Fund Average Life 4/13/04(c)                             400,125
-----------------------------------------------------------------------------------------------
                                                                                      1,093,350
-----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


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Smith Barney Municipal Fund, Inc.                                              9

--------------------------------------------------------------------------------
Schedule of Investments (Unaudited)(continued)                     June 30, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT   RATING                     SECURITY                                     VALUE
===============================================================================================
Public Facilities -- 2.6%
$1,000,000    A-     Dekalb County, IN Redevelopment Authority Revenue,
                       (Mini-Mill LOC Public Improvement Project), Series A,
                       6.250% due 1/15/08                                           $ 1,097,500
   500,000    AAA    Honolulu, Hawaii City & County, Tax & Lease Revenue,
                       Series B, FGIC-Insured, 5.500% due 11/1/10                       538,750
-----------------------------------------------------------------------------------------------
                                                                                      1,636,250
-----------------------------------------------------------------------------------------------
Public Power Supply -- 2.4%
 1,500,000    Aa1*   Washington State Public Power Supply Systems Revenue,
                       (Nuclear Project No. 2), Series A, 5.000% due 7/1/12           1,492,500
-----------------------------------------------------------------------------------------------
Short-Term(f) -- 2.1%
   700,000    A-1+   Guadalupe-Blanco River Authority, Texas Pollution
                       Control Revenue Refunding, Central Power & Lighting
                       Company Project, 3.800% due 11/1/15                              700,000
   600,000    A-1+   Port St Helens, OR Pollution Control Revenue,
                       (Portland General Electric Company Project A),
                       4.250% due 8/1/14                                                600,000
-----------------------------------------------------------------------------------------------
                                                                                      1,300,000
-----------------------------------------------------------------------------------------------
Transportation -- 1.9%
   500,000    Baa3*  Raleigh-Durham, NC Airport Authority Special Facilities Revenue,
                       (American Airlines Inc. Project), 9.400% due 11/1/00             553,750
   595,000             NR Sanford, FL Airport Authority IDR, (Central Florida
                       Terminals Project), Series B, 7.500% due 5/1/06(a)               653,013
-----------------------------------------------------------------------------------------------
                                                                                      1,206,763
-----------------------------------------------------------------------------------------------
Utilities -- 2.8%
   500,000    AAA    Eugene, OR Electric Utilities Revenue Refunding, FSA-Insured,
                       4.850% due 8/1/15                                                496,250
 1,250,000    BB++   Union City, NJ Utility Authority Solid Waste
                       Revenue, Series A, 6.850% due 6/15/02(a)(c)                    1,254,688
-----------------------------------------------------------------------------------------------
                                                                                      1,750,938
-----------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost-- $59,434,745**)                                         $62,524,401
===============================================================================================

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Bonds are escrowed to maturity with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(c)   Security segregated by custodian for open purchase committment.
(d) Inverse floating rate security-coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Bonds are escrowed with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(f) Variable rate obligation payable at par on demand at any time on no more than seven day notice.
** Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 11 and 12 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's") and those identified by a double dagger (++) are rated by Fitch IBCA, Inc. ("Fitch"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" has the highest rating assigned by Standard & Poor's.
         Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in small degree.

A     -- Bonds rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB   -- Bonds rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB    -- Bonds rated "BB" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa    -- Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A     -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba    -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             11

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major ratings categories.

BBB   -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB    -- Bonds rated "BB" by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

NR    -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

--------------------------------------------------------------------------------
Short-Term Securities Ratings (unaudited)
--------------------------------------------------------------------------------

A-1   -- Standard & Poor's highest commercial paper rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

VMIG 1 -- Moody's highest rating for issues having a demand feature--VRDO.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC       -- AMBAC Indemnity Corporation
CGIC        -- Capital Guaranty Insurance Company
CONNIE LEE  -- College Construction Loan Insurance Association
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FHA         -- Federal Housing Administration
FLAIRS      -- Floating Adjustable Interest Rate Securities
FNMA        -- Federal National Mortgage Association
FSA         -- Financial Security Assurance
GNMA        -- Government National Mortgage Association
GO          -- General Obligation
IDA         -- Industrial Development Agency
IDR         -- Industrial Development Revenue
LOC         -- Letter of Credit
MBIA        -- Municipal Bond Investors Assurance Corporation
NBA         -- National Benevolent Association
PCR         -- Pollution Control Revenue
PSFG        -- Permanent School Fund Guaranty
RIBS        -- Residual Interest Bonds


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 1998
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $59,434,745)                      $ 62,524,401
  Interest receivable                                                 1,062,541
  Receivable for securities sold                                        540,000
--------------------------------------------------------------------------------
  Total Assets                                                       64,126,942
--------------------------------------------------------------------------------
LIABILITIES:
  Payable to bank                                                       469,325
  Dividends payable                                                     109,689
  Management fees payable                                                37,240
  Accrued expenses                                                       30,885
--------------------------------------------------------------------------------
  Total Liabilities                                                     647,139
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 63,479,803
================================================================================
NET ASSETS:
  Par value of capital shares                                      $      4,021
  Capital paid in excess of par value                                60,162,924
  Overdistributed net investment income                                 (67,729)
  Accumulated net  realized gain on security transactions               290,931
  Net unrealized appreciation of investments                          3,089,656
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $15.79 a share on 4,021,162 shares of
   $0.001 par value  outstanding; 100,000,000 shares authorized)   $ 63,479,803
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             13

-------------------------------------------------------------------------------
Statement of Operations (unaudited)
-------------------------------------------------------------------------------
For the Six Months Ended June 30, 1998

INVESTMENT INCOME:
  Interest                                                           $1,859,235
-------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                                              220,290
  Shareholder and system servicing fees                                  18,447
  Shareholder communications                                             12,893
  Audit and legal                                                         6,545
  Pricing service fees                                                    5,059
  Director's fees                                                         2,876
  Custody                                                                 2,083
  Registration fees                                                       1,240
  Other                                                                   2,480
-------------------------------------------------------------------------------
  Total Expenses                                                        271,913
-------------------------------------------------------------------------------
Net Investment Income                                                 1,587,322
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              28,433,427
    Cost of securities sold                                          28,141,840
-------------------------------------------------------------------------------
  Net Realized Gain                                                     291,587
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of Period                                               3,514,293
    End of Period                                                     3,089,656
-------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                              (424,637)
-------------------------------------------------------------------------------
Net Loss on Investments                                                (133,050)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $1,454,272
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 1998 (unaudited) and the Year Ended December 31, 1997

                                                        1998            1997
================================================================================
OPERATIONS:
  Net investment income                           $  1,587,322     $  3,321,120
  Net realized gain                                    291,587          743,293
  Increase (decrease) in net unrealized
   appreciation                                       (424,637)       1,281,162
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             1,454,272        5,345,575
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                             (1,652,701)      (3,398,185)
  In excess of net investment income                        --          (29,719)
  Net realized gains                                        --         (251,463)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                    (1,652,701)      (3,679,367)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                     (198,429)       1,666,208

NET ASSETS:
  Beginning of period                               63,678,232       62,012,024
--------------------------------------------------------------------------------
  End of period*                                  $ 63,479,803     $ 63,678,232
================================================================================
* Includes overdistributed net investment
   income of:                                        $ (67,729)        $ (2,350)
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Municipal Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d)Egains or losses on the sale of securities are calculated by using the specific identification method; (e)Einterest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f)Edividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income andEexcise taxes; (h)Ethe character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income and overdistributed net realized gains amounting to $27,849 and $1,870, respectively, was reclassified to paid in capital. Net investment income, net realized gains and net assets were not affected by this change; and
(i)Eestimates and assumptions areErequired to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Management Agreement and Transactions with Affiliated Persons

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc., acts as investment manager to the Fund. As compensation for itsEservices, the Fund pays MMC a fee calculated at the annual rate of 0.70% ofEthe Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Smith Barney Inc.

4. Investments

For the six months ended June 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $23,741,328
--------------------------------------------------------------------------------
Sales                                                                 28,433,427
================================================================================

At June 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 3,232,953
Gross unrealized depreciation                                          (143,297)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 3,089,656
================================================================================

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 1998, there were no open futures contracts.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 1998, there were no open purchased call or put options contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into aEclosing purchase transaction, the Fund realizes a gain or loss than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premiumEoriginally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended June 30, 1998, the Fund had no open written options contracts.


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                      1998(1)         1997          1996          1995          1994          1993
==================================================================================================================
Net Asset Value,
  Beginning of Period            $   15.84       $   15.42     $   15.75     $   14.30     $   15.85     $   14.81
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income               0.39            0.83          0.84          0.83          0.84          0.84
  Net realized and unrealized
  gain (loss)                        (0.03)           0.50         (0.32)         1.47         (1.54)         1.00
------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                     0.36            1.33          0.52          2.30         (0.70)         1.84
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.41)          (0.84)        (0.85)        (0.85)        (0.85)        (0.80)
  In excess of net
     investment income                  --           (0.01)           --            --            --            --
  Net realized gains                    --           (0.06)           --            --            --            --
------------------------------------------------------------------------------------------------------------------
Total Distributions                  (0.41)          (0.91)        (0.85)        (0.85)        (0.85)        (0.80)
------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                  $   15.79       $   15.84     $   15.42     $   15.75     $   14.30     $   15.85
------------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value*              4.13%++        10.18%        11.02%        15.83%       (12.96)%       14.30%
------------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value*           2.51%++         9.38%         3.96%        17.11%        (4.09)%       12.82%
------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)             $63             $64           $62           $63          $58           $64
------------------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                            0.86%+          0.85%         0.90%         0.86%         0.86%         0.85%
  Net investment income               5.03+           5.31          5.45          5.48          5.59          5.42
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 38%             58%           30%           21%           35%           23%
------------------------------------------------------------------------------------------------------------------
Market Price, End of Period      $  15.063       $  14.875     $  14.375     $  13.750     $  12.625     $  15.375
==================================================================================================================

(1)   For the six months ended June 30, 1998 (unaudited).
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             19

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                  AMEX           Net Asset        Dividends       Reinvestment
Period       Closing Price*       Value*            Paid              Price
================================================================================
  1996
July             $13.75           $15.25           $0.071            $13.76
August            14.00            15.19            0.071             14.02
September         14.25            15.30            0.071             14.32
October           13.75            15.37            0.071             13.89
November          14.50            15.53            0.071             14.51
December          14.38            15.42            0.071             14.38

  1997
January           14.25            15.39            0.071             14.18
February          14.25            15.46            0.071             14.25
March             14.13            15.22            0.071             14.22
April             14.25            15.28            0.071             14.22
May               14.13            15.40            0.071             14.17
June              14.75            15.47            0.071             14.88
July              15.00            15.78            0.071             14.78
August            14.50            15.58            0.071             14.65
September         14.75            15.71            0.071             14.70
October           14.44            15.71            0.071             14.43
November          14.56            15.74            0.071             14.78
December          14.88            15.84            0.071             14.96
December+         14.88            15.84            0.063             15.09

  1998
January           15.25            15.91            0.0685            15.10
February          15.13            15.83            0.0685            14.98
March             14.38            15.76            0.0685            14.39
April             14.06            15.65            0.0685            14.28
May               14.50            15.77            0.0685            14.57
June              15.06            15.79            0.0685            15.06
================================================================================
* On the last business day of the month.
+ Capital gain distribution.


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 24, 1998, the annual meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1. To vote on the election of Paul Hardin, Roderick C. Rasmussen and John P. Toolan as Directors; and

2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

The results of the vote on Proposal 1 were as follows:

                                           % of         Votes          % of
Directors*                 Votes For   Shares Voted    Against     Shares Voted
================================================================================
Paul Hardin                3,875,594      96.38%       39,873          0.99%
Roderick C. Rasmussen      3,875,604      96.38        39,863          0.99
John P. Toolan             3,876,994      96.42        38,473          0.96
================================================================================

The results of the vote on Proposal 2 were as follows.

                 % of        Votes        % of           Votes         % of
Votes For     Shares Voted   Against   Shares Voted     Abstained   Shares Voted
================================================================================
3,873,958        96.34%      6,809        0.17%          34,700        0.86%
================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve: Donald R. Foley and Heath B. McLendon.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             21

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc. as plan agent ("Plan Agent"), in additional shares of its Common Stock ("Common Shares") as provided below unless a shareholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") are reinvested by the bro ker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in street name should consult their broker-dealer for details. All dis tributions to shareholders who do not participate in the Plan are paid by check mailed directly to the record holder by First Data Investor Services Group, Inc., as dividend disbursing agent.

If the Fund declares a distribution payable either in Common Shares or in cash, non participants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Com mon Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. If, following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the Plan Agent is permitted to cease purchasing shares on the open market and the Fund may issue the remaining share at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the par ticipant in respect of the cash dividend or distribution will be based on the weighted average of price paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the record date of the distribution, but in no event later than 30 days after such date, except when necessary to comply with ap plica ble provisions of the Federal securities laws.


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the dis tri bu tion record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant with draws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

The automatic reinvestment of distributions does not relieve participants to any Federal income tax that may be payable on such distributions.

The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro rata share of brokerage com missions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all share holders of the Fund at least 30 days before the record date for the dis tri bu tion. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all shareholders of the Fund. All cor res pon dence con cern ing the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             23

                      (This page intentionally left blank)

   Smith Barney
   ------------
MUNICIPAL FUND, INC.

DIRECTORS

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Mutual Management Corp.

CUSTODIAN

PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266-8030

This report is submitted for the general information of the shareholders of Smith Barney Municipal Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
MUNICIPAL FUND, INC.
388 Greenwich Street
New York, New York 10013

FD0624  8/98